                                                                   EXHIBIT 10.33



                            MASTER SECURITY AGREEMENT
                   dated as of November 1, 1999 ("AGREEMENT")

        THIS AGREEMENT is between GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors and assigns, if any, "SECURED PARTY"), and DISCOVERY PARTNERS INTERNATIONAL, INC. ("DEBTOR"). Secured Party has an office at 5150 EL CAMINO REAL, SUITE B-21, LOS ALTOS, CA 94022. Debtor is a corporation organized and existing under the laws of the state of California. Debtor's mailing address and chief place of business is 9640 TOWN CENTRE DRIVE, SAN DIEGO, CA 92121.

1.      CREATION OF SECURITY INTEREST.

        Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("COLLATERAL SCHEDULE"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "COLLATERAL"). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "NOTES" and each a "NOTE"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "INDEBTEDNESS"). Notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral ("PMSI COLLATERAL"): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the "PMSI INDEBTEDNESS"), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

        Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

        (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

        (b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "DEBT DOCUMENTS");

        (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

        (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

        (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

        (f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

        (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

        (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

        (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

        (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

        (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called "PERMITTED LIENS").

3.      COLLATERAL.

        (a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party's security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

        (b) Debtor shall (i) use the Collateral only in its trade or business,
(ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

        (c) Debtor shall not, without the prior written consent of Secured Party, (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

        (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

        (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

        (f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.      INSURANCE.

        (a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

        (b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtors attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.      REPORTS.

        (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

        (b) Debtor will deliver to Secured Party Debtors complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtors quarterly financial reports certified by Debtors chief financial officer, within ninety
(90) days after the close of each of Debtors fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

6.      FURTHER ASSURANCES.

        (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordination, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

        (b) Debtor irrevocably grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party's interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral.

        (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.      DEFAULT AND REMEDIES.

        (a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

            (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

            (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

            (iii) Debtor breaches any of its insurance obligations under Section 4;

            (iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

            (v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

            (vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

            (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

            (viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "GUARANTOR") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

            (ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

            (x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors; or

            (xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days.

        (b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

        (c) After default Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

        (d) Proceeds from any sale or lease or other disposition shall be applied; first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor, fourth, to expenses incurred in paying or settling liens and claims against the

Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

        (e) Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

        (f) Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

        (g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.      MISCELLANEOUS.

        (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee.

        (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

        (c) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

        (d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

        (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

        (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefensibly paid in full to Secured Party. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

        (g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

        IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:                               DEBTOR:


GENERAL-ELECTRIC CAPITAL CORPORATION         DISCOVERY PARTNERS INTERNATIONAL,
                                             INC.

By: /s/ Barbara B. Kaiser                    By: /s/ Jack Fitzpatrick
    --------------------------------             -------------------------------

Name: Barbara Kaiser                         Name: Jack Fitzpatrick
      ------------------------------               -----------------------------

Title: VP/ General Manager                   Title: CFO
       -----------------------------                ----------------------------

                                    AMENDMENT

        THIS AMENDMENT is made as of the 1st day of November, 1999, between GENERAL ELECTRIC CAPITAL CORPORATION ("SECURED PARTY") and DISCOVERY PARTNERS INTERNATIONAL, INC. ("DEBTOR") in connection with that certain MASTER SECURITY AGREEMENT dated or dated as of November 1, 1999 ("AGREEMENT"). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

        3. COLLATERAL.

        Delete subsection (c) and replace with the following:

               "(c) Debtor shall not, without the prior written consent of Secured Party, (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the address specified in the Collateral Schedule, or
        (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral."

        5. REPORTS.

        Delete Section 5 and replace with the following:

        "5.    REPORTS.

               (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, which relocation may not be made unless Debtor has obtained the prior written consent of Secured Party, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

               (b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor's chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end, and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, at such time as Debtor receives the audit, but in no event later than 120 days from Debtor's fiscal year end. If Debtor is a publicly held company, then Debtor agrees to provide quarterly and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission ("SEC"). All such statements are to be prepared using generally accepted accounting principles and, if Debtor is a publicly held company, are to be in compliance with SEC requirements."

        TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT, THEN THIS AMENDMENT SHALL CONTROL.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment simultaneously with Agreement by signature of their respective authorized representative set forth below.

SECURED PARTY:                               DEBTOR:


GENERAL ELECTRIC CAPITAL CORPORATION         DISCOVERY PARTNERS INTERNATIONAL,
                                             INC.

By: /s/ Barbara B. Kaiser                    By:   /s/ Jack Fitzpatrick
    --------------------------------             -------------------------------

Title: VP/General Manager                    Title: CFO
       --------------------------                   ----------------------------

(3/91)

                            COLLATERAL SCHEDULE NO. 1

THIS COLLATERAL SCHEDULE NO. 1 is annexed to and made a part of that certain Master Security Agreement dated as of November 1, 1999 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Discovery Partners International, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Master Security Agreement) including without limitation that certain Promissory Note dated March 1, 2000 in the original principal amount of $256,904.52.

              See the attached Exhibit A, which more fully describes the equipment on this schedule.

              Note: Equipment is located at:      9640 Towne Centre Drive
                                                  San Diego, CA 92121

SECURED PARTY:                               DEBTOR:


GENERAL-ELECTRIC CAPITAL CORPORATION         DISCOVERY PARTNERS INTERNATIONAL,
                                             INC.

By: /s/ Barbara B. Kaiser                    By: /s/ Jack Fitzpatrick
    --------------------------------             -------------------------------

Name: VP/General Manager                     Name: CFO
      ------------------------------               -----------------------------

Title: 3/1/00                                Title: March 1, 2000
       -----------------------------                ----------------------------

                                 PROMISSORY NOTE

                                  MARCH 1. 2000
                                     (DATE)

--------------------------------------------------------------------------------

                  9640 Towne Centre Drive, San Diego, CA 92121
                               (ADDRESS OF MAKER)

FOR VALUE RECEIVED, DISCOVERY PARTNERS INTERNATIONAL, INC. ("MAKER") promises, jointly and severally if more than one, to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION or any subsequent holder hereof (each, a "PAYEE") at its office located at 5150 EL CAMINO REAL, SUITE B-21, LOS ALTOS, CA 94022 or at such other place as Payee or the holder hereof may designate, the principal sum of TWO HUNDRED FIFTY SIX THOUSAND NINE HUNDRED FOUR DOLLARS 52/100 ($256,904.52), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of 13.10% per annum, to be paid in lawful money of the United States, in forty-two
(42) consecutive monthly installments of principal and interest as follows:

         Periodic
        Installment                 Amount
        -----------                 ------
        Monthly                    $7,096.00

(each "Periodic Installment"), and a final installment which shall be in the amount of Twenty Five Thousand Six Hundred Ninety Dollars ($25,690.00), plus any outstanding principal and interest. The first Periodic Installment shall be due and payable on March 1, 2000 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "SECURITY AGREEMENT").

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

Notwithstanding anything to the contrary contained herein or in the Security Agreement, Maker may not prepay in full or in part any indebtedness hereunder without the express written consent of Payee in its sole discretion.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated terns of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "OBLIGOR") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this

Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorney fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be demed reasonable,

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

                                          Discovery Partners International, Inc.


/s/ Susan M. Sisk                         By:   /s/ Jack Fitzpatrick  (L.S.)
-----------------------------------             --------------------------------
(Witness)                                       (Signature)


Susan M. Sisk                             Jack Fitzpatrick, CFO
-----------------------------------       --------------------------------------
(Print name)                              Print name (and title, if applicable)


203 3rd St. Encinitas, CA                 33-0655706
-----------------------------------       --------------------------------------
(Address)                                 (Federal tax identification number)

                      CERTIFICATE OF DELIVERY/INSTALLATION

Undersigned hereby certifies that all equipment and property covered by a Security Agreement or Chattel Mortgage dated November 1, 1999 and Note dated March 1, 2000, between General Electric Capital Corporation (together with its successors and assigns, if any, "SECURED PARTY") and undersigned has been delivered to undersigned and found satisfactory, and that any and all installation has been satisfactorily completed. In order to induce Secured Party to advance the loan evidenced by such Note, undersigned hereby waives any defense, counterclaim or offset thereunder as against Secured Party.

                                        DISCOVERY PARTNERS INTERNATIONAL, INC.

                                        By:     /s/ Jack Fitzpatrick
                                                --------------------------------

                                        Title:   CFO
                                                 -------------------------------

                                        Date:    March 1, 2000
                                                 -------------------------------

                                    EXHIBIT A
                      TO COLLATERAL SCHEDULE NO. 01 AND TO
                             UCC FINANCING STATEMENT
        NAMING GENERAL ELECTRIC CAPITAL CORPORATION AS SECURED PARTY AND
                DISCOVERY PARTNERS INTERNATIONAL, INC. AS DEBTOR

------------------------------------------------------------------------------------------------------------------------------------
              VENDOR           INVOICE #   INVOICE    QTY.               DESCRIPTION                 SERIAL #    GECC      AMOUNT
                                             DATE                                                                TAG #    FINANCED
------------------------------------------------------------------------------------------------------------------------------------
1    Savant Instruments*         11159     06/18/99    1    Speed Vac DDA Concentrator                                     1,275.30
------------------------------------------------------------------------------------------------------------------------------------
2    Hanson Lab Furniture,       99297     06/30/99    14   6' Fume Hoods & (2)8' Walk-In Fume                             7,712.34
     Inc.*                                                  Hoods
------------------------------------------------------------------------------------------------------------------------------------
3    Airgas, Inc.*               603497    08/25/99    6    Victor High Purity Instrument Manifold                           466.54
------------------------------------------------------------------------------------------------------------------------------------
4    Anderson Audio Visual *     101159    08/23/99    1    Audio Visual Equipment                                         1,721.73
------------------------------------------------------------------------------------------------------------------------------------
5    Anderson Audio Visual *     101160    08/23/99    1    Audio Visual Equipment                                         3,852.15
------------------------------------------------------------------------------------------------------------------------------------
6    Haworth, Inc.*             19155342   09/02/99   Lots  Cubicles                                                       5,592.69
------------------------------------------------------------------------------------------------------------------------------------
7    Haworth, Inc.*             19151442   08/28/99   Lots  Assembly for Cubicles                                             94.57
------------------------------------------------------------------------------------------------------------------------------------
                                                            USED Bruker Instruments
                                                            Superconduction NMR Spectrometer
8    Amylin Pharmaceuticals,    990203WC   02/03/99    1    ACP-300 console w/HP 7550 Plotter &
     Inc.*                                                  Software                                   1120                3,000.00
------------------------------------------------------------------------------------------------------------------------------------
9    Vacuubrand, Inc.*            996      08/26/99    1    MD-4C Oilfree Chemical Diaphram Pump   19945003-97               349.97
------------------------------------------------------------------------------------------------------------------------------------
                                                            Multiple Probe demo 215 Liquid
                                                            Handler, IML Syringe, Needle Septum
                                                            Piercing, Multiple Probe Holder/Guide
                                                            Kit, Transfer Tubing Assembly for
                                                            8-Probe 100 UL, Code 205H Racky
10   Gilson, Inc. *              170836    09/02/99    1    w/Covers, code 505H Rack w/Covers         175409               2,343.45
------------------------------------------------------------------------------------------------------------------------------------
11   Hanson Lab Furniture,
     Inc.*                       99359     09/22/99    1    Fume Hoods Ceiling Panels                                         71.62
------------------------------------------------------------------------------------------------------------------------------------
                                                            Multiple Probe demo 215 Liquid
                                                            Handler, IML Syringe, Needle Septum
                                                            Piercing, Multiple Probe Holder/Guide
                                                            Kit, Transfer Tubing Assembly for
                                                            8-Probe 100 UL, Code 205H Racky
12   Gilson, Inc.                174417    12/29/99    1    w/Covers, code 505H Rack w/Covers                             19,589.40
------------------------------------------------------------------------------------------------------------------------------------
13   Shimadzu Scientific         226532    12/27/99    2    High Pressure Liquied Chromatography                          76,196.80
     Instruments                                            System (HPLC)
------------------------------------------------------------------------------------------------------------------------------------
14   Ultronix, Inc.              99448,    12/29/99    1    Solvent Tand w/Zer-O-Coil, Solvent                            25,115.00
                                 99309                      Distillation Unit
------------------------------------------------------------------------------------------------------------------------------------

Debtor: /s/JF (initials)     Secured Party: /s/BK (initials)


                                                                          1 of 2

                                    EXHIBIT A
                      TO COLLATERAL SCHEDULE NO. 01 AND TO
                             UCC FINANCING STATEMENT
        NAMING GENERAL ELECTRIC CAPITAL CORPORATION AS SECURED PARTY AND
                DISCOVERY PARTNERS INTERNATIONAL, INC. AS DEBTOR

------------------------------------------------------------------------------------------------------------------------------------
              VENDOR             INVOICE #    INVOICE   QTY.                DESCRIPTION                SERIAL #    GECC     AMOUNT
                                                DATE                                                               TAG #   FINANCED
------------------------------------------------------------------------------------------------------------------------------------
15   Haworth, Inc.*              19153355     08/31/99  Lots  Cubicles                                                      1,156.10
------------------------------------------------------------------------------------------------------------------------------------
16   Haworth, Inc.*              19168605     09/23/99  Lots  Cubicles                                                      4,874.28
------------------------------------------------------------------------------------------------------------------------------------
17   Helmut's Fine Furniture
     Shop                         704630      01/14/00    1   Conference Table 66"x17'x6" Oak-Walnut                        8,604.00
------------------------------------------------------------------------------------------------------------------------------------
                                                              78"Hx36"Wx24"D w/ 4Adjustable Shelves,
                                                              4 Equal Doors 18"Hx36"W HPL Top of
18   Persnickety Mfg. Inc.*       99-922      09/01/99   20   Back Only                                                       870.00
------------------------------------------------------------------------------------------------------------------------------------
                                                              Printer Cabinets 30" Hx36"Wx25"D w/l
                                                              Adjustable Shelf, 1" Overhang Front
19   Persnickety Mfg. Inc.*       98-107      09/23/99    3   Edge                                                             88.50
------------------------------------------------------------------------------------------------------------------------------------
20   Persnickety Mfg. Inc.*       98-108      10/08/99   20   Cabinet Locks                                                   700.10
------------------------------------------------------------------------------------------------------------------------------------
                                                              Full Height Storage Cabinets
                                                              78"Hx36"Wx24"D w/ 4Adjustable Shelves,
                                                              4-Equal Doors 18"HX36"W HPL Top of
                                                              Back Only, Cam Locks Key 2 Alike & 5
21   Persnickety Mfg. Inc.*       99-1105     10/05/99   10   Different                                                       470.00
------------------------------------------------------------------------------------------------------------------------------------
                                                              Lab Workbenches 60"Wx15/34"OD
                                                              Depthx32"W/S & 62" (+) H(OD), Butcher
                                                              Block Full Hardwood Tip Finish, (2)
21   Persnickety Mfg. Inc. *      99-1129     10/08/99   22   Equal Flipper Door Upper Cabinets                              1,540.0
------------------------------------------------------------------------------------------------------------------------------------
                                                              Mass Spectrometer, Opt. Tubioionspray
                                                              Brackett Injector, , Cable Null Modem,
22   PE Biosystems               905686,28    12/24/99    1   Digital Serial Port Expansion Card      2089909              91,220.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 TOTAL   $256,904.52
                                                                                                                         ===========

                      Number of invoices: 22

 ...and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

Debtor:  /s/JF (initials)           Secured Party:  /s/BK (initials)


                                                                          2 of 2

3007 (3/91)


February 29, 2000



General Electric Capital Corporation
5150 El Camino Real
Suite B-21
Los Altos, CA 94022

Gentlemen/ Ladies:

        You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated March 1, 2000 and secured by that Security Agreement or Chattel Mortgage dated November 1, 1999, as follows:


                    $256,904.52         Proceeds from Note

LESS:

                      $7,096.00         First installment payment due March 1,
                                        2000.

                         $90.00         UCC Filing Fee

                     $51,381.00         Due to General Electric Capital
                                        Corporation; to pay for Security
                                        Deposit.

PLUS:

                      $2,569.00         Credit for Commitment Fee refund.
                    -----------

                    $200,906.52         Due to Debtor/ Maker

        This authorization and direction is given pursuant to the same authority authorizing the above mentioned borrowing.

                                        Discovery Partners International, Inc.

                                        By:

                                        /s/ Jack Fitzpatrick
                                        ----------------------------------------

                                        Title:

                                        CFO
                                        ----------------------------------------

                                 GE CAPITAL LSTF


DISCOVERY PARTNERS INTERNATIONAL, INC.
PRICING
PSM ACCOUNT #: 4099909001
MSA DATED #: 1101/99


                                                      INDEXING
Base Rental Factor:      2.715%                       Indexed bp for bp for
             Yield:      12.15%                       increases on 3-yr.
              Term:      42%                          Treasuries of  8/20/99
           Balloon:      10%


                Co-Terminous Treasuries         Co-Terminous Treasuries for
                for base week ending            CURRENT WEEK ending 02/18/00
                08/20/99


3-YEAR                            5.75%                                6.71%

-----------------------------------------------------------------------------
                    The basis point difference in treasuries is:         +96
-----------------------------------------------------------------------------
                                 The Yield for this schedule is:      13.11%
-----------------------------------------------------------------------------
                                Therefore, the Rental Factor is:      2.762%
-----------------------------------------------------------------------------

    [LOGO]GE CAPITAL LSTF
    5150 El Camino Real, Suite B-21                   CREDIT MEMO NO. 4099909001
    Los Altos, CA  94022
    ph: (650) 404-1600, fax (650) 404-1610


                                                                     CREDIT MEMO
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Customer

Name          Discovery Partners International, Inc.    Date         3/1/00
Address       9640 Towne Centre Drive                   Account:     4099909001
              San Diego, CA 92121                       MSA Dated:   11/01/99
Phone         (858) 546-1300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Description                                TOTAL
--------------------------------------------------------------------------------

             First Months' Rent:                                       7,096.00
             UCC Filing Fee(s):                                           90.00

             SECURITY DEPOSIT:
               Equipment (20%):                                       51,381.00
               Softcosts (30%):                                          N/A

      PLUS:
             Prorata Commitment Fee:                                  (2,569.00)
             Credit for Vendor Payments:                            (256,904.52)
--------------------------------------------------------------------------------
                                                          TOTAL    ($200,906.52)
                                                               -----------------

----------------------------------------
    PREFERRED
    PAYMENT
    METHOD
                                                --------------------------------
( )     Check                                   GE Capital, LSTF Use Only
[ ]     Wire Transfer
                                                --------------------------------

Acct. #                                         SCHEDULE START DATE:  3/1/00
       ------------------------------
ABA #
       ------------------------------
    Bank Name
              -----------------------

----------------------------------------

             Please feel free to call our office with any questions.

================================================================================

--------------------------------------------------------------------------------

                          THANK YOU FOR YOUR BUSINESS!

[LOGO]GE CAPITAL LIFE SCIENCE AND TECHNOLOGY FINANCE
PREPARED FOR:                     Discovery Partners International, Inc.
SCHEDULE #:                       4099909001 -01
COMMENCE DATE:                    01-Mar-00            PV OF PAYMENT $256,904.52
PRINCIPAL:                        $256,904.52
IMPLICIT INTEREST RATE:           8.96%
ALL-IN INTEREST RATE:             13.10%
TERM:                             43
ADV or ARR:                       2
        (1=ARR, 2=ADV)

                                                    APPLIED TO  APPLIED TO    REMAINING     REMAINING
 PYMT #       MONTH      PRINCIPAL      PAYMENT      INTEREST   PRINCIPAL     PRINCIPAL        P+I
---------- ------------ ------------- ------------- ----------- ----------- -------------- -------------
    1       03/01/00    $256,904.52    $7,096.00    $    0.00   $7,096.00    $249,808.52   $316,626.00
    2       04/01/00     249,808.52     7,096.00     2,727.53    4,368.47     245,440.05    309,530.00
    3       05/01/00     245,440.05     7,096.00     2,679.83    4,416.17     241,023.88    302,434.00
    4       06/01/00     241,023.88     7,096.00     2,631.61    4,464.39     236,559.50    295,338.00
    5       07/01/00     236,559.50     7,096.00     2,582.87    4,513.13     232,046.37    288,242.00
    6       08/01/00     232,046.37     7,096.00     2,533.59    4,562.41     227,483.96    281,146.00
    7       09/01/00     227,483.96     7,096.00     2,483.78    4,612.22     222,871.74    274,050.00
    8       10/01/00     222,871.74     7,096.00     2,433.42    4,662.58     218,209.16    266,954.00
    9       11/01/00     218,209.16     7,096.00     2,382.51    4,713.49     213,495.67    259,858.00
   10       12/01/00     213,495.67     7,096.00     2,331.05    4,764.95     208,730.72    252,762.00
   11       01/01/01     208,730.72     7,096.00     2,279.02    4,816.98     203,913.74    245,666.00
   12       02/01/01     203,913.74     7,096.00     2,226.43    4,869.57     199,044.17    238,570.00
   13       03/01/01     199,044.17     7,096.00     2,173.26    4,922.74     194,121.43    231,474.00
   14       04/01/01     194,121.43     7,096.00     2,119.51    4,976.49     189,144.94    224,378.00
   15       05/01/01     189,144.94     7,096.00     2,065.17    5,030.83     184,114.11    217,282.00
   16       06/01/01     184,114.11     7,096.00     2,010.25    5,085.75     179,028.36    210,186.00
   17       07/01/01     179,028.36     7,096.00     1,954.72    5,141.28     173,887.08    203,090.00
   18       08/01/01     173,887.08     7,096.00     1,898.58    5,197.42     168,689.66    195,994.00
   19       09/01/01     168,689.66     7,096.00     1,841.83    5,254.17     163,435.49    188,898.00
   20       10/01/01     163,435.49     7,096.00     1,784.47    5,311.53     158,123.96    181,802.00
   21       11/01/01     158,123.96     7,096.00     1,726.47    5,369.53     152,754.43    174,706.00
   22       12/01/01     152,754.43     7,096.00     1,667.85    5,428.15     147,326.28    167,610.00
   23       01/01/02     147,326.28     7,096.00     1,608.58    5,487.42     141,838.86    160,514.00
   24       02/01/02     141,838.86     7,096.00     1,548.66    5,547.34     136,291.52    153,418.00
   25       03/01/02     136,291.52     7,096.00     1,488.10    5,607.90     130,683.62    146,322.00
   26       04/01/02     130,683.62     7,096.00     1,426.87    5,669.13     125,014.48    139,226.00
   27       05/01/02     125,014.48     7,096.00     1,364.97    5,731.03     119,283.45    132,130.00
   28       06/01/02     119,283.45     7,096.00     1,302.39    5,793.61     113,489.85    125,034.00
   29       07/01/02     113,489.85     7,096.00     1,239.14    5,856 86     107,632.98    117,938.00
   30       08/01/02     107,632.98     7,096.00     1,175.19    5,920.81     101,712.17    110,842.00
   31       09/01/02     101,712.17     7,096.00     1,110.54    5,985.46      95,726.71    103,746.00
   32       10/01/02      95,726.71     7,096.00     1,045.19    6,050.81      89,675.90     96,650.00
   33       11/01/02      89,675.90     7,096.00       979.12    6,116.88      83,559.03     89,554.00
   34       12/01/02      83,559.03     7,096.00       912.34    6,183.66      77,375.36     82,458.00
   35       01/01/03      77,375.36     7,096.00       844.82    6,251.18      71,124.19     75,362.00
   36       02/01/03      71,124.19     7,096.00       776 57    6,319.43      64,804.75     68,266.00
   37       03/01/03      64,804.75     7,096.00       707.57    6,388.43      58,416.32     61,170.00
   38       04/01/03      58,416.32     7,096.00       637.82    6,458.18      51,958.14     54,074.00
   39       05/01/03      51,958.14     7,096.00       567.30    6,528.70      45,429.44     46,978.00
   40       06/01/03      45,429.44     7,096.00       496.02    6,599.98      38,829.46     39,882.00
   41       07/01/03      38,829.46     7,096.00       423.96    6,672.04      32,157.42     32,786.00
   42       08/01/03      32,157.42     7,096.00       351.11    6,744.89      25,412.53     25,690.00
   43       09/01/03      25,412.53    25,690.00       277.47   25,412.53           0.00          0.00
---------- ------------ ------------- ------------- ----------- ----------- -------------- -------------
TOTAL INTEREST                                                               $ 66,817.48
TOTAL PRINCIPAL                                                               256,904.52
                                                                             -----------
TOTAL RECEIVABLE                              $323,722.00                    $323,722.00

The above amortization schedule has been prepared using standard amortization software. You may want to submit a copy of this schedule, along with the contract documents, to your CPA firm so they can verify that your accounting records comply with generally accepted accounting principles.

                                    EXHIBIT A
                      TO COLLATERAL SCHEDULE NO. 01 AND TO
                             UCC FINANCING STATEMENT
        NAMING GENERAL ELECTRIC CAPITAL CORPORATION AS SECURED PARTY AND
                DISCOVERY PARTNERS INTERNATIONAL, INC. AS DEBTOR

                                                                                                       ----------------------------
                                                                                                       Columns printed for Check
                                                                                                       Follow-Up and Category Info.
-----------------------------------------------------------------------------------------------------------------------------------
                               INVOICE                                                 GECC   AMOUNT               CHECK  EQMT
         VENDOR      INVOICE #  DATE    QTY.          DESCRIPTION           SERIAL #   TAG #  FINANCED  CHECK NO.   XLD?  CATEGORY
-----------------------------------------------------------------------------------------------------------------------------------
1   Savant             11159   06/18/99  1   Speed Vac DDA Concentrator                       1,275.30    13540      Y      LFS
    Instruments*
-----------------------------------------------------------------------------------------------------------------------------------
2   Hanson Lab         99297   06/30/99  14  6' Fume Hoods & (2) 8'                           7,712.34   12625,      Y      LFN
    Furniture, Inc.*                         Walk-In Fume Hoods                                           13725
-----------------------------------------------------------------------------------------------------------------------------------
3   Airgas, Inc.*     603497   08/25/99  6   Victor High Purity                                 466.54    14673      Y      LFS
                                             Instrument Manifold
-----------------------------------------------------------------------------------------------------------------------------------
4   Anderson Audio    101159   08/23/99  1   Audio Visual Equipment                           1,721.73    14192      Y      OEQ
    Visual*
-----------------------------------------------------------------------------------------------------------------------------------
5   Anderson Audio    101160   08/23/99  1   Audio Visual Equipment                           3,852.15    14691      Y      OEQ
    Visual*
-----------------------------------------------------------------------------------------------------------------------------------
6   Haworth, Inc.*   19155342  09/02/99 Lots Cubicles                                         5,592.69    14950      Y      OFN
-----------------------------------------------------------------------------------------------------------------------------------
7   Haworth, Inc.*   19151442  08/28/99 Lots Assembly for Cubicles                               94.57    14950      Y      OFN
-----------------------------------------------------------------------------------------------------------------------------------
8   Amylin           990203WC  02/03/99  1   USED Bruker Instruments          1120            3,000.00    10918      Y      LFS
    Pharmaceuticals,                         Superconduction NMR
    Inc.*                                    Spectrometer ACP-300 console
                                             w/HP 7550 Plotter & Software
-----------------------------------------------------------------------------------------------------------------------------------
9   Vacuubrand, Inc.    996    08/26/99  1   MD-4C Oilfree Chemical        19945003-97          349.97    14566      Y      LFS
                                             Diaphram Pump
-----------------------------------------------------------------------------------------------------------------------------------
10  Gilson, Inc.*     170836   09/02/99  1   Multiple Probe demo 215         175409           2,343.45    14819      Y      LFS
                                             Liquid Handler, IML Syringe,
                                             Needle Septum Piercing,
                                             Multiple Probe Holder/Guide
                                             Kit, Transfer Tubing
                                             Assembly for 8-Probe 100 UL,
                                             Code 205H Racky w/Covers,
                                             code 505H Rack w/ Covers
-----------------------------------------------------------------------------------------------------------------------------------
11  Hanson Lab         99359   09/22/99  1   Fume Hoods Ceiling Panels                           71.62    14949      Y      LFN
    Furniture, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
12  Gilson, Inc.      174417   12/29/99  1   Multiple Probe demo 215                         19,589.40    16577      N      LFS
                                             Liquid Handler, IML Syringe,
                                             Needle Septum Piercing,
                                             Multiple Probe Holder/Guide
                                             Kit, Transfer Tubing
                                             Assembly for 8-Probe 100 UL,
                                             Code 205H Racky w/Covers,
                                             code 505H Rack w/ Covers
-----------------------------------------------------------------------------------------------------------------------------------
13  Shimadzu          226532   12/27/99  2   High Pressure Liquid                            76,196.80    16762      N      LFS
    Scientific                               Chromatography System (HPLC)
    Instruments
-----------------------------------------------------------------------------------------------------------------------------------
14  Ultronix, Inc.   99448,    12/29/99  1   Solvent Tand w/Zer-O-Coil,                      25,115.00    14202,     Y      LFS
                     99309                   Solvent Distillation Unit                                    16130
-----------------------------------------------------------------------------------------------------------------------------------
15  Haworth, Inc.*   19153355  08/31/99 Lots Cubicles                                         1,156.10    14950      Y      OFN
-----------------------------------------------------------------------------------------------------------------------------------


                                                                          1 of 2

                                    EXHIBIT A
                      TO COLLATERAL SCHEDULE NO. 01 AND TO
                             UCC FINANCING STATEMENT
        NAMING GENERAL ELECTRIC CAPITAL CORPORATION AS SECURED PARTY AND
                DISCOVERY PARTNERS INTERNATIONAL, INC. AS DEBTOR

                                                                                                           -------------------------
                                                                                                           Columns printed for Check
                                                                                                            Follow-Up and Category
                                                                                                                     Info.
------------------------------------------------------------------------------------------------------------------------------------
                               INVOICE                                         SERIAL   GECC   AMOUNT                 CHECK EQMT
        VENDOR       INVOICE #   DATE   QTY.            DESCRIPTION               #     TAG # FINANCED     CHECK NO.   XLD? CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
16 Haworth, Inc.*    19168605  09/23/99 Lots  Cubicles                                            4,874.28    16296,    Y     OFN
                                                                                                              15197
------------------------------------------------------------------------------------------------------------------------------------
17 Helmut's Fine       704630  01/14/00   1    Conference Table 66"x17'x6"                        8,604.00    14573,    Y     OFN
   Furniture Shop                              Oak-Walnut                                                     16540
------------------------------------------------------------------------------------------------------------------------------------
18 Persnickety Mfg.    99-922  09/01/99   20   Full Height Storage Cabinets                         870.00    15223,    Y     OFN
   Inc.*                                       78"Hx36"Wx24"D w/ 4 Adjustable                                 14373
                                               Shelves, 4 Equal Doors 18"Hx36"W
                                               HPL Top of Back Only
------------------------------------------------------------------------------------------------------------------------------------
19 Persnickety Mfg.    98-107  09/23/99   3    Printer Cabinets 30" Hx36"Wx25"D                      88.50    15223,    Y     OFN
   Inc.*                                       w/l Adjustable Shelf, 1"                                       14374
                                               Overhang Front Edge
------------------------------------------------------------------------------------------------------------------------------------
20 Persnickety Mfg.    98-108  10/08/99   20   Cabinet Locks                                        700.10    15223,    Y     OFN
   Inc.*                                                                                                      14375
------------------------------------------------------------------------------------------------------------------------------------
21 Persnickety Mfg.   99-1105  10/05/99   10   Full Height Storage Cabinets                         470.00    15577      Y    OFN
   Inc.*                                       78"Hx36"Wx24"D w/ 4 Adjustable
                                               Shelves, 4-Equal Doors 18"HX36"W
                                               HPL Top of Back Only, Cam Locks
                                               Keys 2 Alike and 5 Different
------------------------------------------------------------------------------------------------------------------------------------
                                               Lab Workbenches 60"Wx15/34"OD
21 Persnickety Mfg.   99-1129  10/08/99   22   Depthx32"W/S & 62" (+) H(OD),                      1,540.00    15154,    Y     LFN
   Inc.*                                       Butcher Block Full Hardwood Tip                                16021
                                               Finish, (2) Equal Flipper Door
                                               Upper Cabinets
------------------------------------------------------------------------------------------------------------------------------------
22 PE Biosystems     90568628  12/24/99   1    Mass Spectrometer, Opt.          2089909          91,220.00    16937      N    LFS
                                               Tubioionspray Brackett Injector,
                                               Cable Null Modem, Digital
                                               Serial Port Expansion Card
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Total  $256,904.52
                                                                                               ===========

                                                                                                 -----------------------------
                                                                                                    Prepared by:       Date
                                                                                                 -----------------------------
                                                                                                  Leanorg Barrasan   2/20/00
                                                                                                 -----------------------------


                                                                                                 -----------------------------
                                                                                                    Approved by:      Date:
                                                                                                 -----------------------------
                                                                                                    /s/illegible     2/29/00
                                                                                                 -----------------------------

        Number of invoices: 22

 ...and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

*AMOUNT FINANCIAL REDUCED 10% DUE (COVERAGE OF EQUIPMENT.)


                                                                          2 of 2

                                 GE CAPITAL LSTF

DISCOVERY PARTNERS INTERNATIONAL, INC.
PMS Account# 4099909001                 CREDIT APPROVAL DATE:   October 12, 1999
MSA Dated:   11/01/99                   CREDIT EXPIRATION DATE: October 31, 2000


----------------------------------------------------------------------------------------------------------------------------
                                                 EQUIPMENT ALLOWANCE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                                                                           LEASEHOLDS,
                                              LAB & SCIENTIFIC      CMP, FURNITURE, &      SOFTWARE, &
      SCHEDULE #            START DATE        EQUIPMENT (18%)         SIMILAR (28%)       SIMILAR (54%)        TOTAL
----------------------------------------------------------------------------------------------------------------------------
  ORIGINAL ALLOTMENT                             $216,000.00           $336,000.00           $648,000.00     $1,200,000.00
          1                  03/01/00           ($219,556.46)          ($37,348.06)                $0.00      ($256,904.52)

             SUB-TOTAL                          ($219,556.46)          ($37,348.06)                $0.00      ($256,904.52)

--------------------------------------------------------------------------------------------------------
             REMAINING                            ($3,556.46)          $298,651.94           $648,000.00       $943,095.48
----------------------------------------------------------------------------------------------------------------------------


Note: Higher value equipment can be substituted for lower value equipment. For example, excess computer takedowns can be substituted for soft costs. Lab and scientific equipment can be substituted for any other equipment.

(3/91)

                            COLLATERAL SCHEDULE NO. 2

THIS COLLATERAL SCHEDULE NO. 2 is annexed to and made a part of that certain Master Security Agreement dated as of November 1, 1999 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Discovery Partners International, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Master Security Agreement) including without limitation that certain Promissory Note dated March 1, 2000 in the original principal amount of $490,246.34.

               See the attached Exhibit A, which more fully describes the equipment on this schedule.

               Note: Equipment is located at:      9640 Towne Centre Drive
                                                   San Diego, CA 92121

SECURED PARTY:                                DEBTOR:


GENERAL-ELECTRIC CAPITAL CORPORATION         DISCOVERY PARTNERS INTERNATIONAL,
                                             INC.

By: /s/ Barbara Kaiser                       By: /s/ Jack Fitzpatrick
    --------------------------------             -------------------------------

Name: VP/GM                                  Name: CFO
      ------------------------------               -----------------------------

Title: 3/1/00                                Title: March 1, 2000
       -----------------------------                ----------------------------

                                 PROMISSORY NOTE

                                  MARCH 1, 2000

                                     (DATE)

--------------------------------------------------------------------------------

                   9640 Tome Centre Drive, San Diego, CA 92121
                               (ADDRESS OF MAKER)

FOR VALUE RECEIVED, DISCOVERY PARTNERS INTERNATIONAL, INC. ("MAKER") promises, jointly and severally if more then one, to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION or any subsequent holder hereof (each, a "PAYEE") at its office located at 5150 EL CAMINO REAL, SUITE B-21, LOS ALTOS, CA 94022 or at such other place as Payee or the holder hereof may designate, the principal sum of FOUR HUNDRED NINETY THOUSAND TWO HUNDRED FORTY SIX DOLLARS 34/100 ($490,246.34), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of 14.20% per annum, to be paid in lawful money of the United States, in forty-two
(42) consecutive monthly installments of principal and interest as follows:

         Periodic
        Installment                Amount
        -----------                ------
        Monthly                    $14,707.00

(each "Periodic Installment"), and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on March 1, 2000 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "SECURITY AGREEMENT").

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

Notwithstanding anything to the contrary contained herein or in the Security Agreement, Maker may not prepay in full or in part any indebtedness hereunder without the express written consent of Payee in its sole discretion.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "OBLIGOR") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this

Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

                                          Discovery Partners International, Inc.


/s/ Susan M. Sisk                         By:   /s/ Jack Fitzpatrick (L.S.)
-----------------------------------             --------------------------------
(Witness)                                       (Signature)


Susan M. Sisk                             Jack Fitzpatrick, CFO
-----------------------------------       --------------------------------------
(Print name)                              Print name (and title, if applicable)


203 3rd St, Encinitas, CA                 33-0655706
-----------------------------------       --------------------------------------
(Address)                                 (Federal tax identification number)

(3/91)

                      CERTIFICATE OF DELIVERY/INSTALLATION

Undersigned hereby certifies that all equipment and property covered by a Security Agreement or Chattel Mortgage dated November 1, 1999 and Note dated March 1, 2000, between General Electric Capital Corporation (together with its successors and assigns, if any, "SECURED PARTY") and undersigned has been delivered to undersigned and found satisfactory, and that any and all installation has been satisfactorily completed. In order to induce Secured Party to advance the loan evidenced by such Note, undersigned hereby waives any defense, counterclaim or offset thereunder as against Secured Party.

                                        DISCOVERY PARTNERS INTERNATIONAL, INC.

                                        By:     /s/ Jack Fitzpatrick
                                                --------------------------------

                                        Title:   CFO
                                                 -------------------------------

                                        Date:    March 1, 2000
                                                 -------------------------------

                                    EXHIBIT A
                      TO COLLATERAL SCHEDULE NO. 02 AND TO
                             UCC FINANCING STATEMENT
        NAMING GENERAL ELECTRIC CAPITAL CORPORATION AS SECURED PARTY AND
                DISCOVERY PARTNERS INTERNATIONAL, INC. AS DEBTOR

---------------------------------------------------------------------------------------------------------------------------------
                                               INVOICE  QTY.                                  SERIAL   GECC
                VENDOR              INVOICE#    DATE                   DESCRIPTION               #      TAG #    AMOUNT FINANCED
---------------------------------------------------------------------------------------------------------------------------------
 1   The Irving Hughes Group,        62499     06/24/99  1   Leasehold Improvement for New                         413,946.34
     Inc.*                                                   Facility
---------------------------------------------------------------------------------------------------------------------------------
 2   The Irving Hughes Group,        1550E     08/01/99  1   Leasehold Improvement for New                          2,500.00
     Inc.                                                    Facility
---------------------------------------------------------------------------------------------------------------------------------
 3   The Irving Hughes Group,        1550F     09/01/99      Leasehold Improvement for New                          5,000.00
     Inc.                                                    Facility
---------------------------------------------------------------------------------------------------------------------------------
 4   West Coast Cabling, Inc.         6410     09/10/99  1   Cabling Installation for New                           42,925.00
                                                             Facility
---------------------------------------------------------------------------------------------------------------------------------
 5   West Coast Cabling, Inc.         6415     09/14/99  1   Cabling Installation for New                           3,675.00
                                                             Facility
---------------------------------------------------------------------------------------------------------------------------------
 6   West Coast Cabling, Inc.         6411     09/10/99  1   Cabling for Phone System in                            10,700.0
                                                             New Facility
---------------------------------------------------------------------------------------------------------------------------------
 7   PE Biosystems                  90568628   12/24/99  1   9-Month Service Agreement,       2089909               11,500.00
                                                             Analyst Software V1.0
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Total    $490,246.34
                                                                                                                   ===========

        Number of invoices: 7

 ...and including all additions, attachments, accessories and accessories thereto, and any and all substitutions, replacements or exchanges therefore, and all insurance and/or other proceeds thereof.

*Financed 64% of construction cost overage $(646,791.15).


Debtor:  /s/JF (initials)           Secured Party:  /s/BK (initials)

3007 (3/91)


February 29, 2000


General Electric Capital Corporation
5150 El Camino Real
Suite B-21
Los Altos, CA 94022

Gentlemen/ Ladies:

        You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated March 1, 2000 and secured by that Security Agreement or Chattel Mortgage dated November 1, 1999, as follows:


                    $490,246.34         Proceeds from Note

LESS:

                     $14,707.00         First installment payment due March 1,
                                        2000.

                    $147,074.00         Due to General Electric Capital
                                        Corporation, to pay for Security
                                        Deposit.

PLUS:

                      $4,902.00         Credit for Commitment Fee refund.
                    -----------

                    $333,367.34         Due to Debtor/ Maker

        This authorization and direction is given pursuant to the same authority authorizing the above mentioned borrowing.

                                       DISCOVERY PARTNERS INTERNATIONAL, INC.

                                       By:      /s/ Jack Fitzpatrick
                                                --------------------------------

                                       Title:   CFO
                                                --------------------------------

    [LOGO] GE CAPITAL LSTF
    5150 El Camino Real, Suite B-21                   CREDIT MEMO NO. 4099924001
    Los Altos, CA  94022
    ph: (650) 404-1600, fax (650) 404-1610


                                                                     CREDIT MEMO
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Customer
Name          Discovery Partners International, Inc.    Date         3/1/00
Address       9640 Towne Centre Drive                   Account:     4099924001
              San Diego, CA 92121                       MSA Dated:   11/01/99
Phone         (858) 546-1300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Description                               TOTAL
--------------------------------------------------------------------------------

              First Months' Rent:                                     14,707.00
              UCC Filing Fee(s):                                           0.00

              SECURITY DEPOSIT:

                Equipment                                                N/A
                Softcosts                                            147,074.00

       PLUS:
              Prorata Commitment Fee:                                 (4,902.00)
              Credit for Vendor Payments:                           (490,246.34)
--------------------------------------------------------------------------------
                                                         TOTAL     $(333,367.34)
                                                               -----------------

-------------------------------------------
    PREFERRED
    PAYMENT
    METHOD
                                                 -------------------------------
( )     Check                                    GE Capital, LSTF Use Only
[ ]     Wire Transfer
                                                 -------------------------------

Acct. #                                          SCHEDULE START DATE:  3/1/00
       ------------------------------
ABA #
       ------------------------------
    Bank Name
              -----------------------

-------------------------------------------

             Please feel free to call our office with any questions.

================================================================================

--------------------------------------------------------------------------------

                          THANK YOU FOR YOUR BUSINESS!

                                         GE CAPITAL LSTF


DISCOVERY PARTNERS INTERNATIONAL, INC.
PRICING
PMS ACCOUNT #: 4099924001
MSA DATED #: 11/01/99


                                              INDEXING
       Base Rental Factor: 2.955%             Indexed bp for bp for increases on
                    Yield: 13.24%             3-yr. Treasuries of 8/20/99
                     Term: 42
                 Balloon : $1.00


             Co-Terminous Treasuries         Co-Terminous Treasuries for
             for base week ending            CURRENT WEEK ending 02/18/00
             08/20/99


3-Year                            5.75 %                                6.71%
------------------------------------------------------------------------------
                    The basis point difference in treasuries is:          +96
------------------------------------------------------------------------------
                                 The Yield for this schedule is:       14.20%
------------------------------------------------------------------------------
                                Therefore, the Rental Factor is:       3.000%
------------------------------------------------------------------------------

[LOGO] GE CAPITAL LIFE SCIENCE AND TECHNOLOGY FINANCE
PREPARED FOR:                     Discovery Partners International, Inc.
SCHEDULE #:                       4099924001-02
COMMENCE DATE:                    01-Mar-00            PV OF PAYMENT $490,246.34
PRINCIPAL:                        $490,246.34
IMPLICIT INTEREST RATE:           14.20%
ALL-IN INTEREST RATE:             14.20%
TERM:                             43
ADV or ARR:                       2
(1=ARR, 2=ADV)

                                                     APPLIED     APPLIED
                                                        TO         TO         REMAINING     REMAINING
 PYMT #       MONTH      PRINCIPAL      PAYMENT      INTEREST   PRINCIPAL     PRINCIPAL        P+I
---------- ------------ ------------- ------------- ----------- ----------- -------------- -------------
    1       03/01/00     $490,246.34    $14,707.00       $0.00  $14,707.00    $475,539.34   $602,988.00
    2       04/01/00      475,539.34     14,707.00    5,629.07    9,077.93     466,461.41    588,281.00
    3       05/01/00      466,461.41     14,707.00    5,521,61    9,185.39     457,276.02    573,574.00
    4       06/01/00      457,276.02     14,707.00    5,412.88    9,294.12     447,981.90    558,867.00
    5       07/01/00      447,981.90     14,707.00    5,302.87    9,404.13     438,577.76    544,160.00
    6       08/01/00      438,577.76     14,707.00    5,191.55    9,515.45     429,062.31    529,453.00
    7       09/01/00      429,062.31     14,707.00    5,078.91    9,628.09     419,434.22    514,746.00
    8       10/01/00      419,434.22     14,707.00    4,964.94    9,742.06     409,692.16    500,039.00
    9       11/01/00      409,692.16     14,707.00    4,849.62    9,857.38     399,834.78    485,332.00
   10       12/01/00      399,834.78     14,707.00    4,732.94    9,974.06     389,860.72    470,625.00
   11       01/01/01      389,860.72     14,707.00    4,614.87   10,092.13     379,768.59    455,918.00
   12       02/01/01      379,768.59     14,707.00    4,495.41   10,211.59     369,557.00    441,211.00
   13       03/01/01      369,557.00     14,707.00    4,374.53   10,332.47     359,224.53    426,504.00
   14       04/01/01      359,224.53     14,707.00    4,252.22   10,454.78     348,769.76    411,797.00
   15       05/01/01      348,769.76     14,707.00    4,128.47   10,578.53     338,191.23    397,090.00
   16       06/01/01      338,191.23     14,707.00    4,003.25   10,703.75     327,487.47    382,383.00
   17       07/01/01      327,487.47     14,707.00    3,876.55   10,830.45     316,657.02    367,676.00
   18       08/01/01      316,657.02     14,707.00    3,748.34   10,958.66     305,698.36    352,969.00
   19       09/01/01      305,698.36     14,707.00    3,618.62   11,088.38     294,609.98    338,262.00
   20       10/01/01      294,609.98     14,707.00    3,487.37   11,219.63     283,390.35    323,555.00
   21       11/01/01      283,390.35     14,707.00    3,354.56   11,352.44     272,037.91    308,848.00
   22       12/01/01      272,037.91     14,707.00    3,220.18   11,486.82     260,551.08    294,141.00
   23       01/01/02      260,551.08     14,707.00    3,084.20   11,622.80     248,928.29    279,434.00
   24       02/01/02      248,928.29     14,707.00    2,946.62   11,760.38     237,167.91    264,727.00
   25       03/01/02      237,167.91     14,707.00    2,807.41   11,899.59     225,268.32    250,020.00
   26       04/01/02      225,268.32     14,707.00    2,666.55   12,040.45     213,227.87    235,313.00
   27       05/01/02      213,227.87     14,707.00    2,524.03   12,182.97     201,044.90    220,606.00
   28       06/01/02      201,044.90     14,707.00    2,379.82   12,327.18     188,717.72    205,899.00
   29       07/01/02      188,717.72     14,707.00    2,233.90   12,473.10     176,244.61    191,192.00
   30       08/01/02      176,244.61     14,707.00    2,086.25   12,620.75     163,623.86    176,485.00
   31       09/01/02      163,623.86     14,707.00    1,936.85   12,770.15     150,853.71    161,778.00
   32       10/01/02      150,853.71     14,707.00    1,785.69   12,921.31     137,932.40    147,071.00
   33       11/01/02      137,932.40     14,707.00    1,632.74   13,074.26     124,858.14    132,364.00
   34       12/01/02      124,858.14     14,707.00    1,477.97   13,229.03     111,629.12    117,657.00
   35       01/01/03      111,629.12     14,707.00    1,321.38   13,385.62      98,243.50    102,950.00
   36       02/01/03       98,243.50     14,707.00    1,162.93   13,544.07      84,699.43     88,243.00
   37       03/01/03       84,699.43     14,707.00    1,002.61   13,704.39      70,995.03     73,536.00
   38       04/01/03       70,995.03     14,707.00      840.38   13,866.62      57,128.42     58,829.00
   39       05/01/03       57,128.42     14,707.00      676.24   14,030.76      43,097.66     44,122.00
   40       06/01/03       43,097.66     14,707.00      510.16   14,196.84      28,900.82     29,415.00
   41       07/01/03       28,900.82     14,707.00      342.11   14,364.89      14,535.92     14,708.00
   42       08/01/03       14,535.92     14,707.00      172.07   14,534.93           0.99          1.00
   43       09/01/03            0.99          1.00        0.01        0.99         (0.00)          0.00
---------- ------------ ------------- ------------- ----------- ----------- -------------- -------------

-------------------------------------------------------------------------------------------------
TOTAL INTEREST                                      $127,448.66
TOTAL PRINCIPAL                                      490,246.34
                                                    -----------
TOTAL RECEIVABLE                   $617,695.00      $617,695.00


The above amortization schedule has been prepared using standard amortization software. You may want to submit a copy of this schedule, along with the contract documents, to your CPA firm so they can verify that your accounting records comply with generally accepted accounting principles.

                                    EXHIBIT A

                      TO COLLATERAL SCHEDULE NO. 02 AND TO
                             UCC FINANCING STATEMENT
        NAMING GENERAL ELECTRIC CAPITAL CORPORATION AS SECURED PARTY AND
                DISCOVERY PARTNERS INTERNATIONAL, INC. AS DEBTOR

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Columns printed for Check
                                                                                                           Follow-Up and Category
                                                                                                                   Info.
------------------------------------------------------------------------------------------------------------------------------------
                                INVOICE                                     SERIAL    GECC       AMOUNT               CHECK   EQMT
        VENDOR        INVOICE #   DATE    QTY.        DESCRIPTION              #      TAG #     FINANCED   CHECK NO.   XLD? CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
1  The Irving Hughes    62499    06/24/99  1   Leasehold Improvement for                       413,946.34    13359      Y     BFX
   Group, Inc.*                                New Facility
------------------------------------------------------------------------------------------------------------------------------------
2  The Irving Hughes    1550E    08/01/99  1   Leasehold Improvement for                        25,000.00    14239      Y     BFX
   Group, Inc.                                 New Facility
------------------------------------------------------------------------------------------------------------------------------------
3  The Irving Hughes    1550F    09/01/99  1   Leasehold Improvement for                         5,000.00    14628      Y     BFX
   Group, Inc.                                 New Facility
------------------------------------------------------------------------------------------------------------------------------------
4  West Coast Cabling,  6410     09/10/99  1   Cabling Installation for New                     42,925.00   13360,      Y     BFX
   Inc.                                        Facility                                                     13672,
                                                                                                            14668,
                                                                                                             14758
------------------------------------------------------------------------------------------------------------------------------------
5  West Coast Cabling,  6415     09/14/99  1   Cabling Installation for New                      3,675.00   13360,             BFX
   Inc.                                        Facility                                                      13672
                                                                                                            14668,
                                                                                                             14758
------------------------------------------------------------------------------------------------------------------------------------
6  West Coast Cabling,  6411     09/10/99  1   Cabling for Phone System in                      10,700.00   13360,      Y      BFX
   Inc.                                        New Facility                                                 13672,
                                                                                                            14668,
                                                                                                             14759
------------------------------------------------------------------------------------------------------------------------------------
                                               9-Month Service Agreement,
7  PE Biosystems        9056828  12/24/99  1   Analyst Software V1.0         2089909            11,500.00    16937      N      SAP
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Total $490,246.34
                                                                                              ===========

                                                                                             ---------------------------------
                                                                                             Prepared By             Date:
                                                                                             ---------------------------------
                                                                                             Leanora Barragan        2/29/00
                                                                                             ----------------------- ---------


                                                                                             ---------------------------------
                                                                                             Approved by:            Date:
                                                                                             ---------------------------------
                                                                                             /s/illegible            2.29.00
                                                                                             ---------------------------------


        Number of invoices: 7

 ...and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

*Financed 64% of construction cost average ($646,791.15).

                                 GE CAPITAL LSTF

DISCOVERY PARTNERS INTERNATIONAL, INC.  CREDIT APPROVAL DATE:   OCTOBER 12, 1999

PMS Account#  4099924001                CREDIT EXPIRATION DATE: OCTOBER 31, 2000

MSA Dated:    11/01/99

-----------------------------------------------------------------------------------------------------------------------------
                                                 EQUIPMENT ALLOWANCE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                             Lab & Scientific    CMP, Furniture, &   Leaseholds, Software,
      SCHEDULE #            Start Date       Equipment (18)%       Similar (28)%        & Similar (54)%          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
ORIGINAL ALLOTMENT                                  $216,000.00          $336,000.00            $648,000.00    $1,200,000.00
        1                          03/01/00       $(219,556.46)         $(37,348.06)                  $0.00    $(256,904.52)
        2                          03/01/00               $0.00                $0.00          $(490,246.34)    $(490,246.34)

              SUBTOTAL                            $(219,556.46)         $(37,348.06)          $(490,246.34)    $(747,150.86)


-----------------------------------------------------------------------------------------------------------------------------
             Remaining                              $(3,556.46)          $298,651.94            $157,753.66      $452,849.14
-----------------------------------------------------------------------------------------------------------------------------



Note: Higher value equipment can be substituted for lower value equipment. For example, excess computer takedowns can be substituted for soft costs. Lab and scientific equipment can be substituted for any other equipment.